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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: OCTOBER 10, 2001
                Date of Earliest Event Reported: OCTOBER 9, 2001

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

          0-20421                                 84-1288730
     (Commission File Number)       (I.R.S. Employer Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400
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ITEM 5. OTHER EVENTS.

      On October 9, 2001, the Registrant announced that its wholly-owned subsidiary, Liberty UPC Bonds, Inc. (the "Offeror"), had commenced an offer to purchase for cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 9, 2001, and the accompanying letter of transmittal (collectively, the "Offer"), for the principal amounts specified in the Offer to Purchase of, and at prices designated by the holders within the ranges specified in the Offer to Purchase for, the notes issued by United Pan-Europe Communications N.V., a corporation organized under the laws of The Netherlands ("UPC"), specified in the Offer to Purchase.

      The purchase price for each series of notes subject to the Offer will be determined by the "Modified Dutch Auction" procedure, whereby the Offeror will select the single lowest price specified by tendering holders within a price range set forth in the Offer to Purchase that will enable the Offeror to purchase the principal specified in the Offer to Purchase for that series. The Offer is conditioned on the Offeror receiving valid, unwithdrawn tenders of notes representing at least 30% of all series of notes subject to the Offer and on the other conditions contained in the Offer to Purchase being satisfied, or waived, on the expiration date. The Offer is scheduled to expire at 11:59 p.m., New York City time, on November 6, 2001, unless extended.

      This Form 8-K is qualified in its entirety by (i) the text of the Offer to Purchase and accompanying letter of transmittal; (ii) a press release, dated October 9, 2001, issued by the Registrant; and (iii) a press release, dated October 10, 2001, issued by the Registrant. These items are filed as exhibits hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of business acquired

            None

      (b)   Pro form financial information

            None

      (c)   Exhibits

            99.1 Offer to Purchase and accompanying letter of transmittal sent by Offeror to the holders of the notes.

            99.2  Press Release issued October 9, 2001 by the Registrant.

            99.3  Press Release issued October 10, 2001 by the Registrant.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2001

                                      LIBERTY MEDIA CORPORATION


                                      By:  /s/ David J.A. Flowers
                                           -------------------------------------
                                      Name:  David J.A. Flowers
                                      Title: Senior Vice President and Treasurer
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                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION
-------     -----------
99.1        Offer to Purchase and accompanying letter of transmittal sent by
            Offeror to the holders of the notes.

99.2        Press Release issued October 9, 2001 by the Registrant.

99.3        Press Release issued October 10, 2001 by the Registrant.